Exhibit 10.1

MASTER CONSENT TO LOAN DOCUMENTS AND FIRST AMENDMENT TO LOAN AGREEMENT AND AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE

MASTER CONSENT TO LOAN DOCUMENTS AND FIRST AMENDMENT TO LOAN AGREEMENT AND AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE AND CONSENT (the “Consent and Amendment”), dated as of ___________, 2008, among Think Partnership Inc., a Nevada corporation (“Borrower”), each of Guarantors signators hereto (“Guarantors”) and Wachovia Bank, National Association (“Bank”).

W I T N E S S E T H:

WHEREAS, Bank has made available to Borrower a secured credit facility pursuant to the terms and conditions of (i) that certain Amended and Restated Loan Agreement, dated as of February 27, 2008, as amended, between Borrower and Bank (the “Loan Agreement”), (ii) that certain Amended and Restated Guaranty Agreement, dated as of February 27, 2008, between Borrower, Guarantors and Bank (the “Guaranty Agreement”), (iii) that certain Amended and Restated Security Agreement, dated as of February 27, 2008, as amended, between Borrower, Guarantors (the “Security Agreement”), (iv) that certain Amended and Restated Revolving Credit Promissory Note dated as of February 27, 2008, as amended, made by Borrower payable to the order of Bank (the “Revolving Credit Note”), (v) that certain Amended and Restated Term Promissory Note dated as of February 27, 2008, as amended, made by Borrower payable to the order of Bank (the “Term Note”) and (vi) any other Loan Documents (as defined in the Revolving Credit Note) in connection therewith;

WHEREAS, the parties hereto wish to amend the Loan Agreement and the Revolving Credit Note as further set forth below, to consent to the potential sale by Borrower of MarketSmart Advertising, Inc., Cherish, Inc. and ILead Media, LLC (each, a “Guarantor Sale”, collectively, the “Guarantors ) and to consent to the reduction of the principal amount and availability to Borrower under the Revolving Credit Note upon the sale of any such Guarantor pursuant to a Guarantor Sale; and

NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

1.

Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Revolving Credit Note, as amended hereby, or as set forth in the other Loan Documents.

2.

Amendments.

(a)

Amendment to the Revolving Credit Note.  The “Availability” paragraph of the Revolving Credit Note is hereby deleted in its entirety and the following new “Availability” paragraph is hereby substituted in lieu thereof:

“AVAILABILITY.  The aggregate principal of Advances under this Revolving Credit Note shall not exceed (the “Maximum Availability”) the lesser of: (x) $15,000,000 and (y) 1.75 times the 12 month trailing EBITDA of Borrower (provided, however, that for the time period from April 1, 2008 to December 31, 2008, such calculation shall be 2.00 times the 12 months trailing EBITDA of Borrower), as calculated monthly by Bank for the preceding 12 month period minus the aggregate outstanding amount under the Term Revolving Credit Note minus the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit, minus the aggregate amount of unreimbursed drawings under all Letters of Credit outstanding at such time.  With respect to any Partial Term Subsidiary (as defined in the Loan Agreement), the EBITDA calculation shall include EBITDA generated by the Partial Term Subsidiary, including its predecessor entity (if any), during the entirety of the Calculation Period (as defined in the Loan Agreement); provided that (i) Bank shall have received: (a) audited financial statements for such Partial Term Subsidiary for each fiscal quarter during the applicable Calculation Period, (b) audited financial statements as of the end of a prior fiscal year that include such Partial Term Subsidiary’s operations for the applicable Calculation Period or (c) unaudited financial statements reflecting such Partial Term Subsidiary’s operations for the applicable Calculation Period that: (i) are certified as true and accurate by Borrower and (ii) have been reviewed and approved by Bank in its reasonable discretion.”

(b)

Amendment to the Loan Agreement.  The “Compliance Certificate” paragraph of the Loan Agreement is hereby deleted in its entirety and the following new “Compliance Certificate” paragraph is hereby substituted in lieu thereof:

“MONTHLY AND QUARTERLY COMPLIANCE CERTIFICATES.  Borrower agrees to deliver a Compliance Certificate (each a “Compliance Certificate”) to the Bank: (a) as soon as available but in any event within 45 days after the end of each fiscal quarter, a quarterly compliance certificate (i) demonstrating pro forma compliance (including calculations) by the Borrower and the Guarantors with each covenant contained in the Financial Covenants paragraph and (ii) showing the calculations for the determination of the Applicable Margin in accordance with the Applicable Margin paragraph in the Revolving Credit Note, (b) as soon as available but in any event within 20 days after the end of each month, a monthly compliance certificate demonstrating compliance with and the calculations for the determination of the Maximum Availability in accordance with the Availability paragraph in the Revolving Credit Note and (c) at such other times as Bank shall reasonably request, in each case, in form and substance reasonably satisfactory to Bank.”

3.

Consent to each Guarantor Sale; Net Cash Proceeds of each Guarantor Sale to Bank.

(a)

Notwithstanding anything contained in the Loan Documents to the contrary, Bank hereby consents to each Guarantor Sale provided that each of the following conditions are satisfied for each Guarantor Sale: (i) Borrower shall provide copies of any sale agreements or similar documents to Bank in connection with any Guarantor Sale, such documents to be in form and substance reasonably satisfactory to Bank, (ii) each Guarantor Sale shall be consummated in all material respects in accordance with the terms and conditions of such sale agreements provided to Bank, (iii) no material provision of such sale agreements shall have been amended, modified or waived since the date of delivery of such sale agreements to Bank without the prior written consent of Bank, which consent shall not be unreasonably withheld, (iv) Borrower shall provide Bank with copies of such additional documents and information relating to such Guarantor Sale as Bank shall reasonably request and (v) promptly after receipt thereof, Borrower shall apply 100% of the Net Cash Proceeds of such Guarantor Sale to the payment and prepayment of the Revolving Credit Note until the Revolving Credit Note is paid in full; provided, however, that so long as no Default exists at such time, any excess Net Cash Proceeds after the Revolving Credit Note has been paid in full may be retained by Borrower (otherwise, such excess shall be held and applied by Bank in its sole and absolute discretion).  “Net Cash Proceeds” shall mean the gross cash proceeds received by Borrower or any Guarantor in connection with any Guarantor Sale less the sum of all income taxes and other taxes asserted by an governmental authority as a result of such sale and any other fees and expenses in connection therewith.

(b)

Upon consummation of any Guarantor Sale pursuant to the terms and conditions hereunder, to the extent Bank has a lien on any of the assets of such Guarantor being sold or such Guarantor being sold is subject to the Guaranty Agreement, Security Agreement or any other Loan Document, Bank shall release such Guarantor from such Guaranty Agreement, Security Agreement and any other Loan Documents to which it is a party and shall release such liens of such Guarantor held by Bank.

4.

Consent to Reduction of Principal Amount under the Revolving Credit Note and Amendments to Maximum Availability.  Borrower, Guarantors and Bank hereby acknowledge and agree that, upon consummation of the first permitted Guarantor Sale (and each subsequent permitted Guarantor Sale thereafter), Bank may, in its sole and absolute discretion, (a) reduce the principal amount and availability under the Revolving Credit Note in an amount acceptable to Bank (upon such reduction by Bank, upon the request of Bank, Borrower agrees to execute and deliver to Bank an amended Revolving Credit Note reflecting such reduction) and (b) review and amend the terms, conditions and calculations in determining the Maximum Availability under the “Availability” paragraph of the Revolving Credit Note.

5.

Effectiveness; Fees and Expenses.  This Consent and Amendment shall become effective as of the date hereof, provided that Bank shall have received the following:

(a)

A copy of this Consent and Amendment executed by Borrower, Guarantors and by Bank (whether such parties shall have signed the same or different copies).

(b)

As consideration for Bank to approve and execute this Consent and Amendment, Borrower shall have paid to Bank an amendment fee in the amount of $25,000 due and payable on the date hereof.

(c)

Bank shall have been reimbursed by Borrower for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Consent and Amendment and the transactions contemplated thereby, including, without limitation, the reasonable fees and expenses of counsel to Bank.

(d)

Bank shall have received any other documents or instruments reasonably requested by Bank in connection with the execution of this Consent and Amendment and the transactions contemplated thereby.

6.

Representations and Warranties.  After giving effect to the amendments set forth herein, Borrower and each Guarantor hereby certifies that (a) each of the representations and warranties set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and (b) no Default or has occurred and is continuing as of the date hereof.

7.

Confirmation of all Loan Documents.  By their execution hereof, Borrower and each Guarantor hereby expressly (a) consents to the modifications, consents and amendments set forth in this Consent and Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party remain in full force and effect.

8.

Miscellaneous.

(a)

This Consent and Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Loan Agreement, the Revolving Credit Note, any Loan Document, or any other document or instrument entered into in connection therewith.

(b)

This Consent and Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

(c)

This Consent and Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the North Carolina without giving effect to the conflicts of law provision thereof.

(d)

On and after the effectiveness of this Consent and Amendment, each reference in the Loan Agreement, the Revolving Credit Note and any other Loan Document shall mean and be a reference to the Loan Agreement, the Revolving Credit Note and any other Loan Document as amended by this Consent and Amendment.  This Consent and Amendment constitutes a “Loan Document”.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be executed as of the day and year first above written.

[CORPORATE SEAL]	THINK PARTNERSHIP INC., a Nevada corporation

By:
Name:
Title:

[CORPORATE SEAL]	CHERISH, INC., a Florida corporation

By:
Name:
Title:

[CORPORATE SEAL]	CHECKUP MARKETING, INC., a North Carolina corporation

By:
Name:
Title:

[CORPORATE SEAL]	RIGHTSTUFF INC., a North Carolina corporation

By:
Name:
Title:

[CORPORATE SEAL]	MARKETSMART ADVERTISING, INC., a North Carolina corporation

By:
Name:
Title:

[CORPORATE SEAL]	OZONA ONLINE NETWORK, INC., a Florida corporation

By:
Name:
Title:

[CORPORATE SEAL]	KOWABUNGA MARKETING, INC., a Michigan corporation

By:
Name:
Title:

[CORPORATE SEAL]	PRIMARYADS, INC., a New Jersey corporation

By:
Name:
Title:

[CORPORATE SEAL]	REAL ESTATE SCHOOL ONLINE INC., a Florida corporation

By:
Name:
Title:

[CORPORATE SEAL]	VINTACOM FLORIDA, INC., a Florida corporation

By:
Name:
Title:

[CORPORATE SEAL]	MOREX MARKETING GROUP, LLC, a New York limited liability company

By:
Name:
Title:

[CORPORATE SEAL]	LITMUS MEDIA, INC., a Missouri corporation

By:
Name:
Title:

[CORPORATE SEAL]	ILEAD MEDIA LLC, a Delaware limited liability company

By:
Name:
Title:

[CORPORATE SEAL]	VALIDCLICK, INC., a Missouri corporation

By:
Name:
Title:

[CORPORATE SEAL]	SECOND BITE, LLC., a Kansas limited liability company

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title: